                                    NUMBER


                                     SEAL



                                                           TM ETHER 32 H-58564-B

COMMON STOCK                                               COMMON STOCK

INCORPORATED UNDER                              THIS CERTIFICATE IS TRANSFERABLE
 THE LAWS OF THE                                    IN BOSTON, MASSACHUSETTS
STATE OF MARYLAND                                   OR IN NEW YORK, NEW YORK

                                                                       EXHIBIT D

                                LOGO                             SHARES


                                                        CUSIP 000000  00  0
                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

                      TRAVELERS CORPORATE LOAN FUND INC.

This Certifies that



is the registered holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.001  PAR VALUE, OF

Travelers Corporate Loan Fund Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation of the Corporation, and the Bylaws of the Corporation, and all amendments thereof, copies of which are on file at the principal office of the Corporation and with the Transfer Agent. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                        Travelers Corporate Loan Fund Inc.
COUNTERSIGNED AND REGISTERED:
  FIRST DATA INVESTOR SERVICES GROUP, INC.
        A Subsidiary of First Data Corporation          TRANSFER AGENT
          (BOSTON, MASSACHUSETTS)                       AND REGISTRAR
BY



AUTHORIZED SIGNATURE                    SECRETARY                      PRESIDENT

                      TRAVELERS CORPORATE LOAN FUND INC.

    A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue, and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set and the authority of the of the Board of Directors to set the relative rights and preferences of susequent series will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common              UNIF GIFT MIN ACT-______Custodian_______
    TEN ENT - as tenants by the entireties                        (Cust)         (Minor)
     JT TEN - as joint tenants with right of               under Uniform Gifts to Minors
              survivorship and not as tenants              Act__________________________
              in common                                               (State)


    Additional abbreviations may also be used though not in the above list.


For value recieved, __________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[__________________________________]____________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,__________________



                                   _____________________________________________
                           NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                   CHANGE WHATEVER.




Signature(s) Guaranteed:


_____________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.



________________________________________________________________________________
AMERICAN BANK NOTE COMPANY                PRODUCTION COORDINATOR: BELINDA BECK:
                                                       215-830-2198
   680 BLAIR MILL ROAD                          PROOF OF SEPTEMBER 17, 1998
   HORSHAM, PA 19044                           TRAVELERS CORPORATE LOAN FUND
    (215) 657-3480                                     H 58564 BACK
________________________________________________________________________________
SALES:  D.WETZLER: 212-593-5700              OPERATOR:               LR/eg
________________________________________________________________________________
/NET/BANKNOTE/HOME 52/TRAVELERS H58564                     REV.1
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